Financial instruments	12 Months Ended
Dec. 31, 2017
Financial Instruments [Abstract]
Financial instruments
19.	Financial instruments:
(a)	Fair value:

The carrying values of cash and cash equivalents, short-term investments, restricted cash, accounts receivable, loans to affiliate and accounts payable and accrued liabilities approximate their fair values because of their short term to maturity.  As of December 31, 2017, the fair value of the Company’s Revolving and Term loan credit facilities, excluding deferred financing fees, is $1,940,215,000 (2016 – $2,418,586,000) and the carrying value is $2,050,137,000 (2016 – $2,558,389,000).  As of December 31, 2017, the fair value of the Company’s long-term obligations under capital lease, excluding deferred financing fees, is $653,007,000 (2016 – $498,357,000) and the carrying value is $648,840,000 (2016 – $498,784,000). The fair value of the Revolving credit facilities, Term loan credit facilities and long-term obligations under capital lease, excluding deferred financing fees, are estimated based on expected principal repayments and interest, discounted by relevant forward rates plus a margin appropriate to the credit risk of the Company.  Therefore, the Company has categorized the fair value of these financial instruments as Level 3 in the fair value hierarchy.

As of December 31, 2017, the fair value of the Company’s senior unsecured notes is $423,184,000 (2016 – $347,898,000) and the carrying value is $417,925,000 (2016 – $345,000,000).  The fair value of senior unsecured notes is calculated based on a quoted price that is readily and regularly available in an active market.  Therefore, the Company has categorized the fair value of these financial instruments as Level 1 in the fair value hierarchy.

The Company’s interest rate derivative financial instruments are re-measured to fair value at the end of each reporting period. The fair values of the interest rate derivative financial instruments have been calculated by discounting the future cash flow of both the fixed rate and variable rate interest rate payments. The discount rate was derived from a yield curve created by nationally recognized financial institutions adjusted for the associated credit risk. The fair values of the interest rate derivative financial instruments are determined based on inputs that are readily available in public markets or can be derived from information available in publicly quoted markets. Therefore, the Company has categorized the fair value of these derivative financial instruments as Level 2 in the fair value hierarchy.

In 2016 the Company’s vessels held for use with a carrying amount of $619,521,000 were written down to their fair value of $334,326,000 resulting in a non-cash impairment charge of $285,195,000 which was included in earnings for the year ended December 31, 2016.  The estimated fair value, measured on a non-recurring basis, of the Company’s vessels held for use is calculated based on discounted cash flows using inputs, other than quoted prices in active markets, that are observable either directly or indirectly.  Therefore the Company has categorized the fair value of the vessels as Level 2 in the fair value hierarchy.

(b)	Interest rate derivative financial instruments:

The Company uses interest rate derivative financial instruments, consisting of interest rate swaps and interest rate swaptions, to manage its interest rate risk associated with its variable rate debt.  Prior to 2008, the Company applied hedge accounting to certain of its interest rate swaps. In 2008, the Company voluntarily de-designated all such interest rate swaps as accounting hedges such that the Company no longer applies hedge accounting. The amounts in accumulated other comprehensive loss related to the interest rate swaps to which hedge accounting was previously applied are recognized in earnings when and where the related interest is recognized in earnings.  If interest rates remain at their current levels, the Company expects that $38,721,000 would be settled in cash in the next 12 months on instruments maturing after December 31, 2017.  The amount of the actual settlement may be different depending on the interest rate in effect at the time settlements are made.

As of December 31, 2017, the Company had the following outstanding interest rate derivatives:

Fixed per annum rate swapped for LIBOR	Notional amount as of December 31, 2017	Maximum notional amount(1)	Effective date	Ending date
5.8700%	$594,069	$594,069	August 31, 2017	November 28, 2025	(2)
5.4200%	390,011	390,011	September 6, 2007	May 31, 2024
5.6000%	135,200	135,200	June 23, 2010	December 23, 2021	(3)
(1)	Over the term of the interest rate swaps, the notional amounts increase and decrease. These amounts represent the peak notional over the remaining term of the swap.
(2)	Swap counterparty has an early termination right in August 2019 which may require us to settle the swap at the early termination date.
(3)	Prospectively de-designated as an accounting hedge in 2008

In March, 2017, the Company offset an asset of $11,300,000 resulting from the restructuring of two swaption agreements in 2016 against the early termination of the 5.26% swap.

During the year ended December 31, 2017, the Company paid $8,107,000 (2016 - $31,211,000) related to swap terminations.

(c)	Fair value of asset and liability derivatives:
	2017	2016
Fair value of financial instruments asset	$—	$11,338
Fair value of financial instruments liability	168,860	230,764

There are no amounts subject to the master netting arrangements in 2017 and 2016.

The following table provides information about losses included in net earnings and reclassified from accumulated other comprehensive loss (“AOCL”) into earnings:

	2017	2016	2015
Loss on derivatives recognized in net earnings:
Change in fair value of financial instruments	$(12,631)	$(29,118)	$(54,576)
Loss reclassified from AOCL to net earnings(1)
Interest expense	$(1,927)	$(3,407)	$(3,319)
Depreciation and amortization	(932)	(966)	(1,078)

(1)

The effective portion of changes in unrealized loss on interest rate swaps was recorded in accumulated other comprehensive income until September 30, 2008 when these contracts were de-designated as accounting hedges.  The amounts in accumulated other comprehensive income will be recognized in earnings when and where the previously hedged interest is recognized in earnings.

The estimated amount of AOCL expected to be reclassified to net earnings within the next twelve months is approximately $1,433,000.